EXHIBIT 32.1
                                                                    ------------


                                  CERTIFICATION


         The undersigned officers of IPSCO Inc. (the "Company"), do hereby certify that to the best of our knowledge:

         The Quarterly Report on Form 6-K for the quarter ended March 31, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Dated: April 26, 2004



/s/ David Sutherland
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David Sutherland
President and Chief Executive Officer



/s/ Robert Ratliff
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Robert Ratliff
Vice President and Chief Financial Officer